Exhibit 99.1
ZAYO GROUP, LLC
UNAUDITED PRO FORMA
CONDENSED CONSOLIDATED FINANCIAL INFORMATION
Zayo Enterprise Networks Spin-off
Subsequent to the spin-off on April 1, 2011 of Zayo Enterprise Networks, LLC (“ZEN”) to Zayo Group Holdings, Inc., the parent and sole shareholder of Zayo Group, LLC (“Zayo Group” or “the Company”), the Company will not own any shares of ZEN and will no longer consolidate the financial results of ZEN. The historical financial results of ZEN will be reflected in the Company’s consolidated financial statements as discontinued operations.
Pro Forma Information
The accompanying unaudited pro forma condensed consolidated balance sheet of Zayo Group as of December 31, 2010, is presented as if the separation had occurred on December 31, 2010. The accompanying unaudited pro forma condensed consolidated statements of operations of Zayo Group for the six months ended December 31, 2010 and the year ended June 30, 2010 are presented as if the separation had occurred on July 1, 2009.
The accompanying unaudited pro forma condensed consolidated financial information is presented based on information available, is intended for informational purposes only and is not necessarily indicative of and does not purport to represent the financial condition or operating results that would have actually occurred had the separation occurred as described, nor is it necessarily indicative of the Company’s future financial condition or operating results. In addition, the accompanying unaudited pro forma condensed consolidated financial information does not reflect actions that may be undertaken by management after the separation. The accompanying unaudited pro forma condensed consolidated financial information should be read together with our December 31, 2010 unaudited condensed consolidated financial statements and the related notes appearing in our quarterly report on Form 10-Q filed with the SEC on February 11, 2011, and in our audited annual financial statements as of and for the year ended June 30, 2010, included in Amendment No. 1 to the Form S-4 filed with the Securities and Exchange Commission on November 8, 2010.
The following is a brief description of the amounts recorded under each of the column headings in the accompanying unaudited pro forma condensed consolidated balance sheet and the unaudited pro forma condensed consolidated statements of operations:
Zayo Group, LLC Historical
This column reflects the Company’s historical financial position as of December 31, 2010, and historical operating results for the six months ended December 31, 2010 and the year ended June 30, 2010 prior to any pro forma adjustments described under the headings “ZEN Spin-off” and “Pro Forma Adjustments” below.
ZEN Spin-off
This column reflects ZEN’s historical financial position as of December 31, 2010, and its historical operating results for the six months ended December 31, 2010 and the year ended June 30, 2010. The figures in this column exclude revenue and expense transactions with Zayo Group and its subsidiaries and any intercompany asset and liability balances between Zayo Group and its subsidiaries and ZEN that were historically eliminated upon consolidation.
Pro Forma Adjustments
This column represents pro forma adjustments for transactions between ZEN and the Company and its subsidiaries that were previously eliminated in consolidation, and are reflected in the Company’s condensed consolidated financial position and results of operations upon the completion of the separation. These adjustments are more fully described in the notes to the unaudited pro forma condensed consolidated financial information.

ZAYO GROUP, LLC
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
December 31, 2010
(Unaudited)

	Zayo Group,		Pro Forma	Pro Forma As
	LLC Historical	ZEN Spin-off [1]	Adjustments [2]	Adjusted
Assets
Current assets
Cash and cash equivalents	$19,865	$1,270	$—	$18,595
Restricted cash, current	551	—	—	551
Trade receivables, net	17,634	1,196	—	16,438
Other receivables	1,164	—	—	1,164
Prepaid expenses	6,392	343	—	6,049
Deferred income taxes	1,938	—	436 [a]	2,374

Total current assets	47,544	2,809	436	45,171
Property and equipment, net	490,240	3,616	—	486,624
Intangible assets, net	113,853	2,667	—	111,186
Goodwill	83,010	897	—	82,113
Deferred income taxes	2,244	—	1,745 [a]	3,989
Debt issuance costs, net	12,553	—	—	12,553
Investment in US Carrier	15,075	—	—	15,075
Other assets	4,510	55	—	4,455

Total assets	$769,029	$10,044	$2,181	$761,166

LIABILITIES AND MEMBER’S EQUITY
Current liabilities Accounts payable	$10,910	$404	$—	$10,506
Accrued liabilities	18,951	789	—	18,162
Accrued interest	10,594	—	—	10,594
Due to related parties	151	10	89 [b]	52
Current portion of capital lease obligations	1,165	—	—	1,165
Deferred revenue, current portion	13,909	77		13,832
Deferred tax liability, current portion	—	436	(436)[a]	—
Customer Deposits	3,574	—	—	3,574

Total current liabilities	59,254	1,716	(347)	57,885
Capital lease obligations, net of current portion	10,708	—	—	10,708
Long-term debt, net of current portion	354,342	—	—	354,342
Deferred revenue, net of current portion	63,380	77	—	63,303
Stock-based compensation liability	28,231	104	—	28,127
Deferred tax liability, net of current portion	—	1,745	(1,745)[a]	—
Other long term liabilities	2,684	8	—	2,676

Total liabilities	518,599	3,650	(2,092)	517,041
Member’s equity	250,430	6,394	(89)	244,125

Total liabilities and member’s equity	$769,029	$10,044	$(2,181)	$761,166

ZAYO GROUP, LLC
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the six months ended December 31, 2010
(Unaudited)

	Zayo Group,
	LLC		Pro Forma	Pro Forma As
	Historical	ZEN Spin-off [1]	Adjustments [2]	Adjusted
Revenue	$146,463	$11,251	$922 [a]	$136,134

Operating costs and expenses
Operating costs, excluding depreciation and amortization	40,581	5,639		34,942
Selling, general and administrative expenses	47,565	3,006	(309)[a,b]	44,868
Stock-based compensation	7,027	37	—	6,990
Depreciation and amortization	28,899	1,210	—	27,689

Total operating costs and expenses	124,072	9,892	(309)	114,489

Operating income	22,391	1,359	613	21,645

Other expense
Interest expense	(15,289)	—	—	(15,289)
Other expense	(177)	—	—	(177)

Total other expense, net	(15,466)	—	—	(15,466)

Earnings from continuing operations before income taxes	6,925	1,359	613	6,179

Provision for income taxes	(5,316)	(544)[c]	(239)[c]	(5,011)

Net earnings	$1,609	$815	$374	$1,168

ZAYO GROUP, LLC
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the year ended June 30, 2010
(Unaudited)

	Zayo Group,
	LLC		Pro Forma	Pro Forma As
	Historical	ZEN Spin-off [1]	Adjustments [2]	Adjusted
Revenue	$224,045	$24,714	$3,718 [a]	$203,049

Operating costs and expenses
Operating costs, excluding depreciation and amortization	73,537	10,848		62,689
Selling, general and administrative expenses	73,771	7,832	(588)[a,b]	66,527
Stock-based compensation	18,228	61	—	18,167
Depreciation and amortization	41,184	2,445	—	38,739

Total operating costs and expenses	206,720	21,186	(588)	186,121

Operating income	17,325	3,528	3,130	16,928

Other income (expense)
Interest expense	(18,692)	—	—	(18,692)
Other income	10,607	—	—	10,607
Loss on extinguishment of debt	(5,881)	—	—	(5,881)

Total other income/(expense), net	(13,966)	—	—	(13,966)

Earnings from continuing operations before income taxes	3,359	3,528	3,130	2,962

Provision for income taxes	(6,293)	(1,400)[c]	(1,221)[c]	(6,114)

Earnings/(loss) from continuing operations	$(2,934)	$2,128	$1,909	$(3,152)

Notes to Unaudited Pro Forma Condensed Consolidated Financial Information
Note 1: Unaudited pro forma adjustments to condensed consolidated balance sheet as of December 31, 2010.
The pro forma adjustments to Zayo Group’s unaudited condensed consolidated balance sheet as of December 31, 2010, relate to (1) the elimination of the assets, liabilities and equity of ZEN (2) other adjustments as follows:
(a)	A reclassification of deferred income taxes for presentation purposes.

(b)	Adjustments for transactions between Zayo Group and ZEN that were eliminated in consolidation in the preparation of Zayo Group’s historical condensed consolidated financial statements, but that would be reflected as payables and/or receivables from affiliates if the spin-off had been consummated on December 31, 2010.
Note 2: Unaudited pro forma adjustments to condensed consolidated statements of operations for the six months ended December 31, 2010 and the year ended June 30, 2010.
The pro forma adjustments to Zayo Group’s unaudited condensed consolidated statements of operations for the six months ended December 31, 2010, and for the year ended June 30, 2010 relate to (1) the elimination of the results of operations of ZEN and (2) other adjustments as follows:
(a)	Adjustments to revenue and selling, general and administrative expenses that relate to intercompany transactions between Zayo Group and ZEN that were historically eliminated in consolidation but would be reflected in Zayo Group’s results of operations if the spin-off had occurred on July 1, 2009

(b)	Adjustment to selling, general and administrative expenses related to overhead costs which were historically allocated to the ZEN segment which would have remained a cost of Zayo Group had the spin-off been consummated on July 1, 2009. Zayo Group allocated overhead expenses to the ZEN segment of $135 and $229 during the six months ended December 31, 2010 and year ended June 30, 2010, respectively. These amounts have been added back as a pro forma adjustment.

(c)	As the Company has not historically allocated income tax expense to its subsidiaries, the income tax expense for ZEN historical has been adjusted to reflect an assumed effective tax rate of 39.0%. The income tax impact on the pro forma adjustments has also been adjusted to reflect an assumed effective tax rate of 39.0%.